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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2003

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-104283                 13-3291626
      (State or Other         (Commission File Number)       (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                 ----------------------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

           On August 20, 2003, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2003-TOP11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Special Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 188 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on August 1, 2003 (the "Cut-off Date"), an aggregate principal balance of $1,194,879,395 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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           The Class A-1 Certificates have an initial Certificate Balance of
$150,000,000. The Class A-2 Certificates have an initial Certificate Balance of $175,000,000. The Class A-3 Certificates have an initial Certificate Balance of $165,114,000. The Class A-4 Certificates have an initial Certificate Balance of $561,379,000. The Class B Certificates have an initial Certificate Balance of $31,366,000. The Class C Certificates have an initial Certificate Balance of $32,859,000. The Class D Certificates have an initial Certificate Balance of $13,443,000. The Class X-1 Certificates have an initial Notional Amount of $1,194,879,395. The Class X-2 Certificates have an initial Notional Amount of $1,099,299,000. The Class E Certificates have an initial Certificate Balance of $14,936,000. The Class F Certificates have an initial Certificate Balance of $7,468,000. The Class G Certificates have an initial Certificate Balance of $7,468,000. The Class H Certificates have an initial Certificate Balance of $11,948,000. The Class J Certificates have an initial Certificate Balance of $2,988,000. The Class K Certificates have an initial Certificate Balance of $2,987,000. The Class L Certificates have an initial Certificate Balance of $2,987,000. The Class M Certificates have an initial Certificate Balance of $2,987,000. The Class N Certificates have an initial Certificate Balance of $11,949,395. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements of Business Acquired
                  Not applicable.

                  (b)      Pro Forma Financial Information
                  Not applicable.

                  (c)      Exhibits.

                       Exhibit No.
                       of Item 601 of
Exhibit No.            Regulation S-K         Description
-----------            ---------------        -----------
4.1                    4                      Pooling and Servicing Agreement dated as of August 1,
                                              2003, among Morgan Stanley Capital I Inc. as
                                              depositor, Wells Fargo Bank, National Association as
                                              master servicer, ARCap Special Servicing, Inc., as
                                              special servicer, LaSalle Bank National Association,
                                              as trustee, ABN AMRO Bank N.V., as fiscal agent, and
                                              Wells Fargo Bank Minnesota, National Association, as
                                              paying agent and certificate registrar.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        August 1, 2003

MORGAN STANLEY CAPITAL I INC.

By:        /s/ Andrew Berman
     -------------------------------
     Name:    Andrew Berman
     Title:   Executive Director








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